 PROSPECTUS
 FEBRUARY 25, 2005



    NICHOLAS-APPLEGATE(R)
    GROWTH EQUITY FUND



 FUND TYPE
 Stock

 OBJECTIVE
 Capital appreciation

                                    [GRAPHIC]



 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

 Prudential Financial is a service mark of
 The Prudential Insurance Company of
 America, Newark, NJ, and its affiliates.           [LOGO] Prudential Financial

Table of Contents

 3  RISK/RETURN SUMMARY
 3  Investment Objective and Principal Strategies
 4  Principal Risks
 4  Evaluating Performance
 7  Fees and Expenses

 9  HOW THE FUND INVESTS
 9  Investment Objective and Policies
10  Other Investments and Strategies
10  Additional Strategies
11  Investment Risks

13  HOW THE FUND IS MANAGED
13  Board of Directors
13  Manager
13  Investment Adviser
14  Portfolio Managers
14  Distributor
15  Disclosure of Portfolio Holdings

16  FUND DISTRIBUTIONS AND TAX ISSUES
16  Distributions
17  Tax Issues
18  If You Sell or Exchange Your Shares

20  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
20  How to Buy Shares
31  How to Sell Your Shares
35  How to Exchange Your Shares
37  Telephone Redemptions or Exchanges
38  Expedited Redemption Privilege

39  FINANCIAL HIGHLIGHTS
39  Class A Shares
40  Class B Shares
41  Class C Shares
42  Class Z Shares

    FOR MORE INFORMATION (BACK COVER)

2   Visit our website at www.strategicpartners.com

Risk/Return Summary

This section highlights key information about the Nicholas-Applegate Growth Equity Fund, which we refer to as "the Fund". The Fund is the only series of Nicholas-Applegate Fund, Inc. (the Company). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is capital appreciation which means we seek investments that will increase in value. We normally invest at least 90% of the Fund's total assets in a diversified portfolio of equity securities, primarily in the common stock of U.S. companies.

In pursuing our objective, we look for securities that will provide investment returns above those of the Standard & Poor's 500(R) Stock Index (the S&P 500). We intend to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap(R) Growth Index at time of purchase (as of January 31, 2005, the Russell Midcap Growth Index had a median market capitalization of $3.4 billion). Generally, midsize companies are those with market capitalizations similar to the Russell Midcap Growth Index as measured at the time of purchase. Market capitalization of a company is the total market price of its publicly traded equity securities. The market capitalization of companies in the Index may change dramatically as the stock market moves up and down and the Fund may continue to hold an investment for future capital gain opportunities even if the company is no longer "midcap."

The Fund participates in the initial public offering (IPO) market. Securities purchased in initial public offerings may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund's performance if it has a small asset base. The Fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) may result in higher brokerage commissions and other transaction costs and may affect the Fund's after-tax performance. It may also result in a greater amount of distributions as ordinary income rather than long-term capital gains. While we make every effort to achieve our objective, we can't guarantee success.

We're Growth Equity Investors
In deciding which stocks to buy, we use what is known as a growth equity investment style. That is, we invest in stocks of companies that we expect to enter into an accelerating earnings period, to attract increasing institutional sponsorship or to demonstrate strong price appreciation relative to their industries and to broad market averages.

                                  Nicholas-Applegate(R) Growth Equity Fund  3

Risk/Return Summary


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in stocks, there is the risk that the price of a particular stock we own could go down, or pay lower-than-expected dividends. Generally, the stock prices of medium-size and small companies are less stable than large companies, although this is not always the case. The Fund's net asset value may be subject to above-average fluctuations as a result of seeking higher than average capital growth through its growth equity investment style.

As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.

In addition to an individual stock losing value, there is the risk that the value of the equity markets as a whole could go down, which could affect the value of all of the Fund's stock investments. Some of our investment strategies also involve risk. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Returns table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and show how the Fund's average annual total returns compare with a broad-based securities market index, a more narrow index and a group of similar mutual funds. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary.

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




Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Annual Returns* (Class A shares)

                                    [CHART]

 1995    1996    1997    1998    1999    2000     2001     2002    2003    2004
------  ------  ------  ------  ------  -------  -------  -------  ------  -----
31.20%  16.45%  17.33%  12.83%  98.35%  -14.06%  -43.79%  -32.02%  24.44% 14.13%

BEST QUARTER: 62.93% (4th quarter of 1999)
WORST QUARTER: -35.68% (3rd quarter of 2001)



--------------------------------------------------------------------------------
*These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

                                  Nicholas-Applegate(R) Growth Equity Fund  5

Risk/Return Summary


   AVERAGE ANNUAL RETURNS/1/ (as of 12-31-04)
                                                 FIVE         TEN
   RETURN BEFORE TAXES             ONE YEAR      YEARS       YEARS     SINCE INCEPTION
   Class B shares                    8.20%      (14.96)%      5.61% 7.07% (since 6/10/91)
   --------------------------------------------------------------------------------------
   Class C shares                   12.20%      (14.83)%      5.61%  5.33% (since 8/1/94)
   --------------------------------------------------------------------------------------
   Class Z shares                   14.47%      (13.96)%       N/A  3.32% (since 3/18/97)
   --------------------------------------------------------------------------------------
   Class A shares
   --------------------------------------------------------------------------------------
     Return Before Taxes             7.85%      (15.11)%      5.87%  7.69% (since 4/9/87)
   --------------------------------------------------------------------------------------
     Return After Taxes on
      Distributions                  7.85%      (15.94)%      3.61%  5.61% (since 4/9/87)
   --------------------------------------------------------------------------------------
     Return After Taxes on
      Distributions and Sale
      of Fund Shares/2/              5.11%      (10.88)%      4.66%  6.07% (since 4/9/87)
   --------------------------------------------------------------------------------------
   Index (reflects no deduction for fees, expenses or taxes)
   --------------------------------------------------------------------------------------
     S&P MidCap 400 Index/3/        16.48%         9.54%     16.10%          N/A
   --------------------------------------------------------------------------------------

/1/The Fund's returns are after deduction of sales charges and expenses in effect as of 12-31-04.
/2/The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investors.
/3/The Standard & Poor's MidCap 400 Stock Index (S&P MidCap 400 Index) comprises 400 domestic stocks chosen for market size, liquidity and industry group representation and gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. S&P MidCap 400 Index returns since the inception of each class are 14.07% for Class A, 14.63% for Class B, 15.48% for Class C and 14.69% for Class Z shares.
   Source: Lipper Inc.

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




FEES AND EXPENSES
This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES/1/ (paid directly from your investment)
                                                    CLASS A  CLASS B CLASS C CLASS Z
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                    5.5%   None    None    None
------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on
 sales (as a percentage of the lower of original
 purchase price or sale proceeds)                      1%/2/  5%/3/   1%/4/    None
------------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested dividends
 and other distributions                                None   None    None    None
------------------------------------------------------------------------------------
Redemption fees                                         None   None    None    None
------------------------------------------------------------------------------------
Exchange fee                                            None   None    None    None
------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
                                                    CLASS A  CLASS B CLASS C CLASS Z
Management fees/5/                                     0.95%  0.95%   0.95%   0.95%
------------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees             0.30%/6/  1.00%   1.00%    None
------------------------------------------------------------------------------------
+ Other expenses                                       0.61%  0.61%   0.61%   0.61%
------------------------------------------------------------------------------------
= Total annual Fund operating expenses              1.86%/6/  2.56%   2.56%   1.56%
------------------------------------------------------------------------------------
- Waivers and/or reimbursements                        0.05%   None    None    None
------------------------------------------------------------------------------------
= Net annual Fund operating expenses                   1.81%  2.56%   2.56%   1.56%
------------------------------------------------------------------------------------

/1/Your broker may charge you a separate or additional fee for purchases and sales of shares.
/2/Investors who purchase $1 million or more of Class A shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential Financial, Inc.
/3/The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
/4/The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).
/5/For the period ending May 31, 2005, the Manager has contractually agreed to a reduced management fee of .95% of the average net assets of the Fund up to $25 million, .825% of the next $40 million and .70% thereafter. For the period June 1, 2003 through May 31, 2004, the Manager agreed to a reduced management fee of .95% of the average net assets of the Fund up to $25 million, .825% of the next $75 million and .70% thereafter.
/6/For the period ending December 31, 2005, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares. After December 31, 2005, these fee reductions may be discontinued partially or completely at any time.

                                  Nicholas-Applegate(R) Growth Equity Fund  7

Risk/Return Summary


EXAMPLE
This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares   $724     $1,098      $1,496    $2,606
            --------------------------------------------------------
            Class B shares   $759     $1,096      $1,460    $2,644
            --------------------------------------------------------
            Class C shares   $359     $  796      $1,360    $2,895
            --------------------------------------------------------
            Class Z shares   $159     $  493      $  850    $1,856
            --------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares:

                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares   $724     $1,098      $1,496    $2,606
            --------------------------------------------------------
            Class B shares   $259     $  796      $1,360    $2,644
            --------------------------------------------------------
            Class C shares   $259     $  796      $1,360    $2,895
            --------------------------------------------------------
            Class Z shares   $159     $  493      $  850    $1,856
            --------------------------------------------------------

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


How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is capital appreciation. This means we seek investments that will increase in value. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest at least 90% of the Fund's total assets in a diversified portfolio of equity securities--primarily in the common stock of U.S. companies that we believe will provide investment returns above those of the S&P 500. This means that we focus on securities whose increases in price plus dividends, as a percentage of the current stock price, are higher than the average for the stocks that make up the S&P 500.

We buy common stock of companies with market capitalizations (total market price of publicly traded equity securities) corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Generally, midsize companies are those with market capitalizations similar to the Russell Midcap Growth Index as measured at the time of purchase. Capitalizations of companies in the Index may change dramatically with market conditions and company prospects. In addition, the Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. For information on how to obtain a copy, see the back cover page of this prospectus.

The Fund may participate in the IPO market. IPO investments may increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's policy of investing at least 90% of the Fund's total

We Use a Growth-Equity Management Approach
Our growth equity investment strategy uses a bottom-up (company-by-company) stock selection process. Our portfolio management team uses three strict criteria in selecting stocks: evidence of positive fundamental change, sustainable earnings growth and timeliness of investment. Our sell discipline is nonemotional. When a stock fails to meet these three criteria, it is replaced with a more appropriate candidate. Using these guidelines, we focus on companies with the potential to generate the earnings growth necessary to provide capital appreciation.

                                  Nicholas-Applegate(R) Growth Equity Fund  9

How the Fund Invests

assets in a diversified portfolio of equity securities is not fundamental and may be changed by the Board of Directors without shareholder approval upon 60 days' notice to shareholders. The Board of Directors can change investment policies that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

MONEY MARKET INSTRUMENTS
Under normal circumstances, the Fund may invest up to 10% of its total assets in money market instruments. Money market instruments include the commercial paper of U.S. corporations, short-term obligations of U.S. banks, certificates of deposit and short-term obligations issued or guaranteed by the U.S. Government or its agencies.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but may help to preserve the Fund's assets when the equity markets are unstable. The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a nationally recognized statistical rating organization.

REPURCHASE AGREEMENTS
The Fund also may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

ADDITIONAL STRATEGIES
The Fund is also authorized to hold foreign securities and illiquid securities, purchase put and call options, borrow money, lend its securities, and use certain other strategies. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these strategies and restrictions, see the SAI.

PORTFOLIO TURNOVER
As a result of the strategies described above, the Fund typically may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage

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



found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) may result in higher brokerage commissions and other transaction costs and may affect the Fund's after-tax performance. It may also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and non-principal strategies. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE

% of Fund's Investable
Assets                 RISKS                              POTENTIAL REWARDS

 COMMON STOCK OF U.S.  .Individual stocks could lose      .Historically, stocks have
 COMPANIES              value                              outperformed other
 Normally 90%                                              investments over the long
                       .The equity markets could go        term
                        down, resulting in a decline in
                        value of the Fund's investments   .Generally, economic growth
                                                           means higher corporate
                       .Companies that pay                 profits, which lead to an
                        dividends may not do so if         increase in stock prices,
                        they don't have profits or         known as capital appreciation
                        adequate cash flow
                                                          .May be a source of dividend
                       .Changes in economic or             income
                        political conditions, both
                        domestic and international,
                        may result in a decline in value
                        of the Fund's investments

                       .The Fund's net asset value
                        may be subject to above-
                        average fluctuations because
                        greater-than-average risk will
                        be assumed in investing in
                        companies to achieve higher-
                        than-average capital growth

                                  Nicholas-Applegate(R) Growth Equity Fund  11

How the Fund Invests

% of Fund's Investable Assets RISKS                             POTENTIAL REWARDS

  MONEY MARKET                .Limits potential for capital     .May preserve the Fund's
  INSTRUMENTS                  appreciation and achieving        assets
  Up to 100% on a temporary    the Fund's investment
  basis                        objective

                              .Credit Risk--the default of
                               an issuer would leave the
                               Fund with unpaid interest or
                               principal. The lower a bond's
                               quality, the higher its
                               potential volatility

                              .Market Risk--the risk that the
                               market value of an investment
                               may move up or down,
                               sometimes rapidly or
                               unpredictably. Market risk may
                               affect an industry, a sector or
                               the market as a whole

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


How the Fund is Managed

BOARD OF DIRECTORS
The Company's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
Prudential Investments LLC (PI or the Manager)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Company, PI supervises the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's subadviser (which we call the Investment Adviser). For the fiscal year ended December 31, 2004, the Fund paid PI management fees of 0.85% of the Fund's average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2004, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $90.4 billion.

INVESTMENT ADVISER
Nicholas-Applegate Capital Management (NACM or the Investment Adviser) 600 West Broadway
San Diego, CA 92101-3311

Under a sub-advisory agreement with PI and the Company, NACM manages the investment operations of the Fund. It is compensated by PI, not the Fund. For the fiscal year ended December 31, 2004, PI paid NACM sub-advisory fees of 0.78% of the Fund's average net assets.

As of December 31, 2004, NACM served as investment adviser to a variety of institutional and individual clients, with aggregate assets of approximately $78 billion. NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation.

                                  Nicholas-Applegate(R) Growth Equity Fund  13

How the Fund is Managed


PORTFOLIO MANAGERS
Todd N. Wolter, CFA, Portfolio Manager, is a member of the Systematic Mid Cap Growth team, and has portfolio management and final decision-making authority for the Fund. Mr. Wolter joined NACM in 2000. From July 1999 to July 2000, Mr. Wolter was a quantitative risk analyst with Credit Suisse Asset Management, specializing in modeling and measuring portfolio risk for bonds and equities. Mr. Wolter's previous experience includes a research and teaching position with the University of California, Irvine (April 1998 to June 1999); and a Registered Representative and Options Principal with Olde Financial Corporation. He earned his M.B.A. in finance from the University of California, Irvine and his B.A. in economics from the University of Southern California. Mr. Wolter has eight years of prior investment experience.

Stacey R. Nutt, Ph.D., Lead Portfolio Manager, oversees the Systematic Mid Cap Growth team at NACM responsible for managing the Fund. Dr. Nutt has been a portfolio manager for NACM's broad mandate systematic growth strategies since 1999. Prior thereto, Dr. Nutt was Research Director for Decision Analytics at Vestek Systems, Inc. Previously, Dr. Nutt was a member of the faculty of Virginia Polytechnic for three years. He is published in academic and professional finance journals including the Journal of Finance, Auditing, and Financial Management. He received his Ph.D. and M.B.A in accounting with a minor in finance and statistics from Georgia Institute of Technology School of Management and earned his B.S. in business administration from Oral Roberts University. Dr. Nutt has 12 years of prior investment experience.

Horacio A. Valeiras, CFA, Chief Investment Officer, NACM is responsible for daily management of all investment and trading functions within NACM. He is a member of the Executive Committee. Prior to joining NACM in 2002, he was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs from July 1992 to August 2002. Mr. Valeiras was previously head of International Equity and asset allocation programs with Philadelphia-based Miller Anderson & Sherrerd. He started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. Mr. Valeiras earned his M.B.A. with an emphasis on finance from the University of California at Berkeley and his master's degree from Massachusetts Institute of Technology, where he became an instructor in their graduate school program. He earned a B.S. in chemical engineering from Virginia Polytechnic. He has 16 years of prior investment management experience.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Company. As authorized

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



by the Agreement, you may pay sales charges to PIMS as shown in "How to Buy, Sell and Exchange Shares of the Fund." The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table.

DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website at www.strategicpartners.com. The Fund will provide a full list of the Fund's portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter. In addition, the Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month and will be available on the Fund's website for at least six months from the posting date. These postings can be located at www.strategicpartners.com.

                                  Nicholas-Applegate(R) Growth Equity Fund  15

Fund Distribution and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays dividends and distributes long-term capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund may also be subject to state income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes dividends to shareholders out of any net investment income, plus any net short-term capital gains, typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes realized net capital gains to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if the Fund holds a security for more than one year before selling it, any such gain passed through to shareholders of the Fund generally is treated as long-term capital gain, which is taxed at rates up to 15%, but if the Fund holds the security for one year or less, any such gain generally is treated as short-term capital gain, which is taxed at rates applicable to ordinary income rates of up to 35%. Different rates apply to corporate shareholders. Since the Fund has a large capital loss carryforward, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the carryforward.

Certain dividends, known as "qualified dividend income," received by individuals and other non-corporate shareholders may be eligible for the tax rate applicable for long-term capital gain (currently a maximum rate of 15%). Also, a portion of the

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



dividends paid to corporate shareholders of the Fund will generally be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations and certain holding period requirements are satisfied.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to federal income taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified tax-deferred plan or account. If you do own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you receive any distributions from your qualified tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
Federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status. If you fail to do this, or if you are otherwise subject to backup withholding, we are required to withhold and pay to the U.S. Treasury a portion (currently 28%) of your distribution. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As

                                  Nicholas-Applegate(R) Growth Equity Fund  17

Fund Distributions and Tax Issues

explained above, the distribution may be subject to federal income and other taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution; however, when a distribution is paid out, the value of each share of the Fund decreases by the amount of the distribution to reflect the payout. This may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. The timing of your purchase means that part of your investment came back to you as taxable income.

QUALIFIED TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which

-----------------------------------------------------
                       +$   CAPITAL GAIN              is subject to tax, unless you hold
                            (taxes owed)              shares in a qualified tax-deferred
$ RECEIPTS                                            plan or account. The amount of tax
  FROM SALE                 OR                        you pay depends on how long you
                                                      owned your shares and whether
                       -$   CAPITAL LOSS              you have any capital losses to offset
                            (offset against gain)     some or all of this gain. If you sell
----------------------------------------------------- shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains, if any, that you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event unless such shares are held in a qualified tax-deferred plan or account. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the federal income taxes described above.

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




Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

                                  Nicholas-Applegate(R) Growth Equity Fund  19

How to Buy, Sell and Exchange Shares of
the Fund

HOW TO BUY SHARES
In order to buy shares of the Fund, the following steps need to be taken:

Step 1: Open an Account;

Step 2: Choose a Share Class;

Step 3: Understanding the Price You'll Pay;

Step 4: Additional Shareholder Services.

Each of these steps is described below.

STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

.. Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge, but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase (except for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

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




.. Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

.. Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase (18 months if shares purchased prior to February 2, 2004). The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

.. The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

.. The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

.. The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

.. Class B shares purchased in amounts greater than $100,000 for equity funds, $100,000 for taxable fixed income funds, and $250,000 for municipal bond funds are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

.. Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

.. Because Class Z shares have lower operating expenses than Class A, Class B or
  Class C shares, you should consider whether you are eligible to purchase
  Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and broker-dealers who maintain omnibus accounts that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. Although the Fund is unable to monitor or enforce the above limitations on purchases of Class B and Class C shares for underlying shareholders submitting orders through omnibus accounts, the Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of these limitations.

                                  Nicholas-Applegate(R) Growth Equity Fund  21

How to Buy, Sell and Exchange Shares of the Fund


Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                     CLASS A            CLASS B             CLASS C      CLASS Z
Minimum purchase amount/1/           $1,000             $1,000              $2,500         None
------------------------------------------------------------------------------------------------
Minimum amount for subsequent
 purchases/1/                        $100               $100                $100           None
------------------------------------------------------------------------------------------------
Maximum initial sales charge         5.5% of the public
                                     offering price     None                None           None
------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge
 (CDSC)/2/                           1%/3/              If sold during:     1% on sales    None
                                                        Year 1          5%  made within
                                                        Year 2          4%  12 months of
                                                        Year 3          3%  purchase/5/
                                                        Year 4          2%
                                                        Years 5/6       1%
                                                        Year 7          0%
------------------------------------------------------------------------------------------------
Annual distribution and service      .30 of 1%
 (12b-1) fees (shown as a percentage (.25 of 1%
 of average daily net assets)/4/     currently)/4/      1%                  1%             None
------------------------------------------------------------------------------------------------

/1/The minimum purchase requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see Step 4: "Additional Shareholder Services--Automatic Investment Plan."
/2/For more information about the CDSC and how it is calculated, see "How to
   Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."
/3/Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase (except for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).
/4/These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the period ending December 31, 2005, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.
/5/Investors who purchased Class C shares prior to February 2, 2004 are subject to a CDSC of 1% for sales made within 18 months of purchase.

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



REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                               SALES CHARGE AS % SALES CHARGE AS %   DEALER
   AMOUNT OF PURCHASE          OF OFFERING PRICE OF AMOUNT INVESTED ALLOWANCE
   Less than $25,000                 5.50%             5.82%          5.00%
   $25,000 to $49,999                5.00%             5.26%          4.50%
   $50,000 to $99,999                4.50%             4.71%          4.00%
   $100,000 to $249,999              3.75%             3.90%         .3.25%
   $250,000 to $499,999              2.75%             2.83%          2.50%
   $500,000 to $999,999              2.00%             2.04%          1.75%
   $1 million to $4,999,999/1/        None              None          1.00%*

/1/If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge but you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase (except for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).
*For investments of $5 million to $9,999,999, the dealer allowance is 0.50%.
 For investments of $10 million and above, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

.. Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or

.. Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months, or

.. Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of Class A shares of other
  JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

                                  Nicholas-Applegate(R) Growth Equity Fund  23

How to Buy, Sell and Exchange Shares of the Fund


An eligible group of related investors includes any combination of the following:

.. an individual

.. the individual's spouse, their children and parents

.. the individual's and spouse's Individual Retirement Account (IRA)

.. any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual

.. a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

.. a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

The value of shares held by you or an eligible group of related investors will be determined as follows:

.. for Class A shares, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day

.. for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or financial intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

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




If your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC will apply if you sell these shares within 12 months of purchase (except for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

.. Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

.. Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

.. certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds

.. persons who have retired directly from active service with Prudential or one of its subsidiaries

                                  Nicholas-Applegate(R) Growth Equity Fund  25

How to Buy, Sell and Exchange Shares of the Fund


.. certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates

.. registered representatives and employees of brokers that have entered into dealer agreements with the Distributor

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. Additional information concerning the reduction or waiver of Class A's initial sales charge is available in the Fund's Statement of Additional Information
(SAI), which is available free of charge upon request. The Fund also makes available free of charge, on its website at www.strategicpartners.com, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

The Distributor may reallow Class A's sales charge to dealers.

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

.. Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

.. Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

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




Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors: Class Z shares also can be purchased by any of the following:

.. Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option

.. Current and former Directors/Trustees of the JennisonDryden or Strategic
  Partners mutual funds (including the Company)

.. Prudential, with an investment of $10 million or more

.. Qualified state tuition programs (529 plans).

PAYMENTS TO FINANCIAL SERVICES FIRMS
The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial services firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

                                  Nicholas-Applegate(R) Growth Equity Fund  27

How to Buy, Sell and Exchange Shares of the Fund


Payments under revenue sharing arrangements are made out the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any

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



money by getting fewer Class A shares. We do the conversions quarterly; not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the value of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.


The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. With respect to any portion of the Fund's assets that is invested in one or more open-end investment companies, the Fund's net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. The Fund may use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will generally value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing

                                  Nicholas-Applegate(R) Growth Equity Fund  29

How to Buy, Sell and Exchange Shares of the Fund

procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for foreign securities are open, even though the value of such securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

What Price Will You Pay for Shares of the Fund?
For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions

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



paid in cash, you can indicate this preference on your application or you can either notify your broker or notify the Transfer Agent, in writing (at the address below), at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of Fund shares for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRA's, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year, we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and any proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

                                  Nicholas-Applegate(R) Growth Equity Fund  31

How to Buy, Sell and Exchange Shares of the Fund


When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, we will credit payment to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid the delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission (SEC), this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

.. You are selling more than $100,000 of shares,

.. You want the redemption proceeds made payable to someone that is not in our records,

.. You want the redemption proceeds sent to some place that is not in our records, or

.. You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

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




CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase (18 months of purchase prior to February 2, 2004), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (except for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

.. Amounts representing shares you purchased with reinvested dividends and distributions,

.. Amounts representing shares that represent the increase in NAV above the total amount of your payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares (18 months if purchased prior to February 2, 2004), and

.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares (18 months if purchased prior to February 2, 2004)).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 12 months of purchase (18 months if purchased prior to February 2, 2004). For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

                                  Nicholas-Applegate(R) Growth Equity Fund  33

How to Buy, Sell and Exchange Shares of the Fund


WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

.. After a shareholder dies or is disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy provided the shares were purchased before the death or disability

.. To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

.. On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we

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



will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. To take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. Special distribution and income tax withholding requirements apply to distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of a JennisonDryden mutual fund, or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption, the CDSC will be calculated from the first day of the month after your initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for exchanges. If, however, you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase, or Class C shares within 12 months of your original purchase (18 months if purchased before February 2, 2004), you must still pay the applicable CDSC. If you have exchanged

                                  Nicholas-Applegate(R) Growth Equity Fund  35

How to Buy, Sell and Exchange Shares of the Fund

Class A, Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is treated the same as a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund by Fund shareholders may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders.

The Board of Directors has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer
(CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not be granted.

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The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem your shares if the proceeds of the redemption do not exceed $100,000 by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. Certain restrictions apply. Please see the section titled "How to Sell Your Shares--Restrictions on Sales" for additional information. You may exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time.

                                  Nicholas-Applegate(R) Growth Equity Fund  37

How to Buy, Sell and Exchange Shares of the Fund

You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the applicable fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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Financial Highlights

The financial highlights below are intended to help you evaluate the Fund's financial performance for the last five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and the report of the independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES
The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP for the two years ended December 31, 2004 and by another independent registered public accounting firm for the three years ended December 31, 2002, whose reports were unqualified.

CLASS A SHARES (fiscal years ended 12-31)

PER SHARE OPERATING PERFORMANCE                2004          2003       2002       2001       2000
Net asset value, beginning of year    $   8.35      $   6.71      $   9.87   $  17.56   $  25.80
Income from investment operations:
Net investment loss/2/                    (.09)         (.12)         (.12)      (.16)      (.32)
Net realized and unrealized gain
 (loss) on investment transactions        1.27          1.76         (3.04)     (7.53)     (3.36)
Total from investment operations          1.18          1.64         (3.16)     (7.69)     (3.68)
--------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
 from investment transactions               --            --            --         --      (4.56)
Net asset value, end of year          $   9.53      $   8.35      $   6.71   $   9.87   $  17.56
Total return/1/                          14.13%        24.44%       (32.02)%   (43.79)%   (14.06)%
--------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                       2004          2003       2002       2001       2000
Net assets, end of year (000)         $113,469      $118,846      $112,548   $199,165   $360,373
Average net assets (000)              $112,356      $113,836      $150,286   $245,428   $404,873
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees/3/                  1.77%/4/      1.81%/4/      1.76%      1.55%      1.36%
Expenses, excluding distribution and
 service (12b-1) fees                     1.56%/4/      1.60%/4/      1.55%      1.34%      1.12%
Net investment loss                      (1.02)%/4/    (1.58)%/4/    (1.53)%    (1.35)%    (1.21)%
For Class A, B, C and Z shares:
Portfolio turnover                         206%          248%          167%       149%       165%
--------------------------------------------------------------------------------------------------

/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
/2/Calculated based on weighted average shares outstanding during the year. /3/The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
/4/Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.84% and (1.09)%, respectively, for the year ended December 31, 2004 and 1.90% and (1.67)%, respectively, for the year ended December 31, 2003.

                                  Nicholas-Applegate(R) Growth Equity Fund  39

Financial Highlights

CLASS B SHARES
The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP for the two years ended December 31, 2004 and by another independent registered public accounting firm for the three years ended December 31, 2002, whose reports were unqualified.

CLASS B SHARES (fiscal years ended 12-31)

PER SHARE OPERATING PERFORMANCE               2004         2003      2002       2001       2000
Net asset value, beginning of year    $  6.82      $  5.53      $  8.19   $  14.70   $  22.63
Income from investment operations:
Net investment loss/2/                   (.13)        (.14)        (.16)      (.21)      (.45)
Net realized and unrealized gain
 (loss) on investment transactions       1.03         1.43        (2.50)     (6.30)     (2.92)
Total from investment operations          .90         1.29        (2.66)     (6.51)     (3.37)
-----------------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
 from investment transactions              --           --           --         --      (4.56)
Net asset value, end of year          $  7.72      $  6.82      $  5.53   $   8.19   $  14.70
Total return/1/                         13.20%       23.33%      (32.48)%   (44.29)%   (14.69)%
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                      2004         2003      2002       2001       2000
Net assets, end of year (000)         $31,691      $36,953      $41,219   $ 88,533   $237,722
Average net assets (000)              $33,020      $38,686      $64,374   $135,119   $347,231
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                    2.56%/3/     2.60%/3/     2.55%      2.34%      2.12%
Expenses, excluding distribution and
 service (12b-1) fees                    1.56%/3/     1.60%/3/     1.55%      1.34%      1.12%
Net investment loss                     (1.82)%/3/   (2.38)%/3/   (2.32)%    (2.12)%    (1.96)%
-----------------------------------------------------------------------------------------------

/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
/2/Calculated based on weighted average shares outstanding during the year. /3/Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.63% and (1.89)%, respectively, for the year ended December 31, 2004 and 2.69% and (2.47)%, respectively, for the year ended December 31, 2003.

40  Visit our website at www.strategicpartners.com

CLASS C SHARES
The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP for the two years ended December 31, 2004, and by another independent registered public accounting firm for the three years ended December 31, 2002, whose reports were unqualified.

CLASS C SHARES (fiscal years ended 12-31)

PER SHARE OPERATING PERFORMANCE              2004        2003      2002      2001      2000
Net asset value, beginning of year    $ 6.82      $ 5.53      $  8.19   $ 14.70   $ 22.63
Income from investment operations:
Net investment loss/2/                  (.13)       (.14)        (.16)     (.21)     (.43)
Net realized and unrealized gain
 (loss) on investment transactions      1.03        1.43        (2.50)    (6.30)    (2.94)
Total from investment operations         .90        1.29        (2.66)    (6.51)    (3.37)
-------------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
 from investment transactions             --          --           --        --     (4.56)
Net asset value, end of year          $ 7.72      $ 6.82      $  5.53   $  8.19   $ 14.70
Total return/1/                        13.20%      23.33%      (32.48)%  (44.29)%  (14.69)%
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                     2004        2003      2002      2001      2000
Net assets, end of year (000)         $5,761      $6,765      $ 6,538   $11,473   $18,571
Average net assets (000)              $6,089      $6,588      $ 8,893   $13,359   $17,506
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                   2.56%/3/    2.60%/3/     2.55%     2.34%     2.12%
Expenses, excluding distribution and
 service (12b-1) fees                   1.56%/3/    1.60%/3/     1.55%     1.34%     1.12%
Net investment loss                    (1.82)%/3/  (2.37)%/3/   (2.32)%   (2.14)%   (1.97)%
-------------------------------------------------------------------------------------------

/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
/2/Calculated based on weighted average shares outstanding during the year. /3/Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.63% and (1.89)%, respectively, for the year ended December 31, 2004 and 2.69% and (2.46)%, respectively, for the year ended December 31, 2003.

                                  Nicholas-Applegate(R) Growth Equity Fund  41

Financial Highlights

CLASS Z SHARES
The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP for the two years ended December 31, 2004, and by another independent registered public accounting firm for the three years ended December 31, 2002, whose reports were unqualified.

CLASS Z SHARES (fiscal years ended 12-31)

PER SHARE OPERATING PERFORMANCE             2004        2003      2002      2001      2000
Net asset value, beginning of year    $ 8.58     $  6.88     $  10.09  $  17.93  $  26.16
Income from investment operations:
Net investment loss/2/                 (.07)       (.10)        (.11)     (.14)     (.25)
Net realized and unrealized gain
 (loss) on investment transactions      1.30        1.80       (3.10)    (7.70)    (3.42)
Total from investment operations        1.23        1.70       (3.21)    (7.84)    (3.67)
------------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
 from investment transactions             --          --           --        --    (4.56)
Net asset value, end of year          $ 9.81     $  8.58     $   6.88  $  10.09  $  17.93
Total return/1/                        14.47%      24.56%     (31.81)%  (43.69)%  (13.86)%
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                    2004        2003      2002      2001      2000
Net assets, end of year (000)         $3,243     $ 4,326     $  4,533  $ 11,384  $ 20,676
Average net assets (000)              $3,532     $ 4,523     $  8,224  $ 15,039  $ 13,271
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                   1.56%/3/    1.60%/3/     1.55%     1.34%     1.12%
Expenses, excluding distribution and
 service (12b-1) fees                   1.56%/3/    1.60%/3/     1.55%     1.34%     1.12%
Net investment loss                    (.83)%/3/  (1.37)%/3/   (1.32)%   (1.14)%    (.98)%
------------------------------------------------------------------------------------------

/1/Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
/2/Calculated based on weighted average shares outstanding during the year. /3/Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.63% and (.90)%, respectively, for the year ended December 31, 2004 and 1.69% and (1.46)%, respectively, for the year ended December 31, 2003.

42  Visit our website at www.strategicpartners.com

Notes

                                  Nicholas-Applegate(R) Growth Equity Fund  43

Notes

44  Visit our website at www.strategicpartners.com

Notes

                                  Nicholas-Applegate(R) Growth Equity Fund  45

Notes

46  Visit our website at www.strategicpartners.com

Notes

                                  Nicholas-Applegate(R) Growth Equity Fund  47

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

.. MAIL               .TELEPHONE                     .WEBSITE
 Prudential Mutual    (800) 225-1852                 www.strategicpartners.com
 Fund Services LLC    (732) 482-7555 (Calling from
 P.O. Box 8098        outside the U.S.)
 Philadelphia, PA
 19176

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

..OUTSIDE BROKERS SHOULD CONTACT:   .TELEPHONE
 Prudential Investment Management   (800) 778-8769
 Services LLC
 P.O. Box 8310
 Philadelphia, PA 19176

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

..MAIL                                .ELECTRONIC REQUEST
 Securities and Exchange Commission   publicinfo@sec.gov
 Public Reference Section             (The SEC charges a fee to copy documents.)
 Washington, DC 20549-0102

..IN PERSON                                      .VIA THE INTERNET
 Public Reference Room in Washington, DC         on the EDGAR Database at http://
 (For hours of operation, call 1-202-942-8090)   www.sec.gov

Additional information about the Fund can be obtained without charge and can be found in the following documents:

.. STATEMENT OF                    . ANNUAL REPORT      .SEMIANNUAL REPORT
  ADDITIONAL INFORMATION           (contains a
  (SAI)                            discussion of the
                                   market conditions
 (incorporated by reference into   and investment
 this prospectus)                  strategies that
                                   significantly
                                   affected the
                                   Fund's performance
                                   during the last
                                   fiscal year)

  Nicholas-Applegate Growth Equity
  Fund
  SHARE CLASS  A         B         C         Z
    Nasdaq     NAPGX     NAGBX     PNACX     PNAZX
    CUSIP      653698209 653698308 653698407 653698506

MF151A                                  Investment Company Act File No. 811-5019

                         NICHOLAS-APPLEGATE FUND, INC.
                     NICHOLAS-APPLEGATE GROWTH EQUITY FUND

                      Statement of Additional Information
                            dated February 25, 2005

   Nicholas-Applegate Growth Equity Fund (the "Fund") is the sole series of Nicholas-Applegate Fund, Inc. (the "Company"), an open-end, diversified, management investment company. The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing principally in a diversified portfolio of common stocks, the investment returns of which its Investment Adviser expects to exceed those of the Standard & Poor's 500(R) Stock Price Index (the "S&P 500"). The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap(R) Growth Index at the time of purchase. Generally, midsize companies are those with market capitalizations similar to the Russell Midcap Growth Index as measured at the time of purchase. No assurance can be given that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

   The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.

   This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Fund's Prospectus dated February 25, 2005, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended December 31, 2004 are incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-05019). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
           Fund History........................................ B-2
           Description of the Fund, Its Investments and Risks.. B-2
           Investment Restrictions............................. B-6
           Management of the Fund.............................. B-8
           Control Persons and Principal Holders of Securities. B-12
           Investment Advisory and Other Services.............. B-13
           Brokerage Allocation and Other Practices............ B-20
           Disclosure of Portfolio Holdings.................... B-22
           Capital Shares, Other Securities and Organization... B-23
           Purchase, Redemption and Pricing of Fund Shares..... B-24
           Shareholder Investment Account...................... B-31
           Net Asset Value..................................... B-35
           Dividends, Distributions and Taxes.................. B-37
           Financial Statements................................ B-40
           Appendix I--General Investment Information.......... I-1
           Appendix II--Proxy Voting Policies of the Subadviser II-1

--------------------------------------------------------------------------------
MF151B

                                 FUND HISTORY

   The Company was incorporated in Maryland on January 30, 1987 under the name "Nicholas-Applegate Growth Equity Fund, Inc." as a closed-end, diversified, management investment company. As a closed-end investment company during the 1990 calendar year, the Fund's shares traded at an average discount from net asset value of 7.52%. Because of this discounted valuation of its shares, the Company converted to an open-end investment company in accordance with its Charter and changed its name to "Nicholas-Applegate Fund, Inc." on June 10, 1991. All outstanding shares of the Company at the time of the conversion to an open-end investment company were converted into Class A shares of the Fund.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

   Classification. The Fund is a diversified series of an open-end management investment company.

   Investment Strategies, Policies and Risks. The Fund's investment objective is capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and non-principal strategies described below in seeking to achieve its objective. The Fund may not achieve its objective and you could lose money.

   Foreign Securities. The Fund is authorized to invest up to 20% of its total assets in foreign securities, ADRs and other similar receipts or shares, although it currently intends to do so only occasionally. Any such securities will be traded on U.S. exchanges or the NASDAQ National Market System.

   Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.

   Put and Call Options. The Fund is authorized to purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to the S&P 500, subject to certain restrictions, although it currently intends to do so only occasionally and only for hedging purposes. The Fund does not presently intend to purchase options that are not traded on a national securities exchange.

   If the Fund purchases a listed put option, it acquires the right to sell the underlying security at a specified price at any time during the term of the option. Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

   If the Fund purchases a listed call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against a substantial increase in the market price of a security it intends to purchase. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.

   The Fund may also purchase "put" and "call" options with respect to the S&P
500. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on the S&P 500 would be subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

   Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase put or call options only with respect to the S&P 500, which index it believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

   Illiquid Securities. The Fund may not invest more than 10% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

   Rule 144A under the Securities Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

   Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (b) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

   Borrowing Policy. Although the Fund is authorized to borrow money from time to time in amounts of up to 30% of the value of its total assets at the time of such borrowings, the Board of Directors has adopted a policy that the Fund may borrow an amount equal to no more than 30% of the value of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund participates in a $500 million joint committed syndicated credit agreement with other JennisonDryden and Strategic Partners mutual funds. The Fund may pledge up to 30% of its total assets to secure these borrowings. See "Investment Restrictions." This Board policy is not a fundamental policy of the Fund and the Board of Directors may change its current policy in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

   Lending of Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 25% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, the Fund will not lend more than 25% of the value of its total assets. Any such loans will be made only upon approval of, and subject to any conditions imposed by the Company's Board of Directors. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

   A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Company. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

   Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

   Defensive Strategy and Short-Term Investments. The Fund may invest in short-term investments during periods when, in the opinion of the Investment Adviser, attractive equity investments are temporarily unavailable or other circumstances or market conditions warrant such investments. Under normal circumstances no more than 10% of the Fund's total assets will be retained in cash and equivalents. Such investments may include U.S. Treasury Bills or other U.S. Government or Government agency obligations; certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements; commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or P-1 or P-2 by Moody's Investors Service or, if not rated, issued by companies having an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; shares of money market mutual funds; or repurchase agreements with respect to such securities. To the extent that the Fund is or becomes a shareholder in a money market mutual fund, the Fund will bear its ratable share of such fund's expenses, including management fees, and will remain subject to payment of the management fee to the Manager with respect to the Fund's assets so invested.

   Portfolio Turnover. The Investment Adviser's growth equity management approach results in substantial portfolio turnover, as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid. The Fund's portfolio turnover rates for the fiscal years ended December 31, 2004 and December 31, 2003 were 206% and 248%, respectively. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Fund anticipates that its annual portfolio turnover rate going forward will not exceed 200%. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. See "Brokerage Allocation and Other Practices" and "Dividends, Distributions and Taxes."

   Portfolio turnover will not otherwise be a limiting factor in making investment decisions, and the Fund's investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes.

                            INVESTMENT RESTRICTIONS

   The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the Fund's portfolio.

   1. The Fund may not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer. However, up to 25% of the Fund's total assets may be invested without regard to this limitation. In addition, this restriction does not apply to investments in securities of the U.S. Government and its agencies.

   2. The Fund may not purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.

   3. The Fund may not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry. This restriction does not apply to investments in securities of the U.S. Government or its agencies.

   4. The Fund may not purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

   5. The Fund may not write put or call options or purchase any securities on margin, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   6. The Fund may not make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 25% of the value of its total assets. Any such loans will be made only upon approval of, and subject to any conditions imposed by, the Company's Board of Directors.

   7. The Fund may borrow money on a secured or unsecured basis for any purpose (including short-term credit referred to in restriction 5 above) in amounts not exceeding 30% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, borrowings will only be made from banks and will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

   8. The Fund may not pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 7 above.

   9. The Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

   10. The Fund may not invest more than 10% of the value of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale, or more than 20% of the value of its total assets in securities of foreign issuers and American Depository Receipts.

   11. The Fund may not purchase or sell commodities or commodity contracts, including options contracts and options on futures contracts. For purposes of this investment restriction, futures contracts are deemed to be commodity contracts.

   12. The Fund may not issue any securities senior to its Common Stock, except that the Fund may borrow money as permitted by restriction 7 above.

   As a matter of policy, the Board of Directors has determined that the Fund's Investment Adviser will not be authorized to (i) make loans of its portfolio securities in excess of 10% of the value of its total assets, (ii) make short sales or maintain a short position if to do so would create liabilities or require collateral deposits and segregation of assets arising in connection with short sales aggregating more than 25% of the Fund's total assets, taken at market value, (iii) invest in listed covered call options in excess of 5% of the market value of the Fund's assets as of the date of investment, or invest in listed covered put options in excess of 5% of the market value of the Fund's assets as of the date of investment, or (iv) borrow money for any purpose. These are not fundamental policies of the Fund and the Company's Board of Directors reserves the right to change any such determination in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

                            MANAGEMENT OF THE FUND

   Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act") are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC ("PI" or the "Manager").

                             Independent Directors

                                                                                                           Number of
                                                                                                         Portfolios in
                                          Term of Office****                                             Fund Complex*
Name, Address***             Position(s)    and Length of               Principal Occupations             Overseen by
and Age                      With Company    Time Served                 During Past 5 Years               Director
----------------             ------------ ------------------            ---------------------            -------------
Dann V. Angeloff (69)        Director         Since 1987     President, The Angeloff Company                   1
                                                             (corporate financial advisors) (since
                                                             1976); Trustee (1979-1987) and University
                                                             Counselor to the President (since 1987),
                                                             University of Southern California.






Fred C. Applegate (59)       Board            Since 1987     Private Investor. Formerly President,             1
                             Chairman and                    Nicholas-Applegate Capital Management
                             Director                        (August 1984-December 1991). Trustee,
                                                             Miami University (since 2000); Board of
                                                             Governors, The San Diego Foundation
                                                             (since 1998); Vice Chair of Investment
                                                             Committee, The San Diego Foundation
                                                             (since 1997).

Theodore J. Coburn (51)      Director         Since 1987     Potomac Asset Management (since 2004).            1
                                                             Coburn & Co. (consulting) (1991-2004);
                                                             formerly Senior Vice President, Nasdaq
                                                             Stock Market (2002-2003); formerly
                                                             Managing Director of Global Equity
                                                             Transactions Group and Member of Board
                                                             of Directors, Prudential Securities
                                                             Incorporated (Prudential Securities)
                                                             (registered broker-dealer) (September
                                                             1986-June 1991).

Randolph W. Westerfield (63) Director         Since 2002     Dean Emeritus and Charles B. Thornton             1
                                                             Professor of Finance of Marshall School of
                                                             Business, University of Southern California
                                                             (2004-present).







                                Other Directorships
Name, Address***                    Held by the
and Age                            Director*****
----------------                -------------------
Dann V. Angeloff (69)        Director, Soft Brands
                             Inc. (since 1999)
                             (technology), Public
                             Storage, Inc. (NYSE:
                             PSA) (since 1980) (real
                             estate investment trust);
                             Trustee, Bjurman, Barry
                             Funds (since 2004)
                             (micro and small cap
                             growth fund).

Fred C. Applegate (59)








Theodore J. Coburn (51)      Trustee, PIMCO Funds:
                             Multi-Manager Series;
                             Director, Brownwell
                             Funds (since 2003).







Randolph W. Westerfield (63) Member of Board of
                             Directors of Health
                             Management Associates
                             (NYSE:HMA) (2000-
                             present); Member of
                             Board of Directors of
                             William Lyons Homes
                             Inc. (NYSE:WLS)
                             (2000-present).

                             Interested Directors

                                                                                                     Number of
                                                                                                   Portfolios in
                                     Term of Office****                                            Fund Complex*
Name, Address***         Position      and Length of              Principal Occupations             Overseen by
and Age                With Company     Time Served                During Past 5 Years               Director
----------------       ------------  ------------------           ---------------------            -------------
Robert F. Gunia (58)** President and    Since 2004;     Chief Administrative Officer (since June        167
                       Director         Since 1992      1999) of PI; Executive Vice President
                                                        (since January 1996) of PI; President
                                                        (since April 1999) of Prudential
                                                        Investment Management Services LLC
                                                        (PIMS); Corporate Vice President (since
                                                        September 1997) of The Prudential
                                                        Insurance Company of America
                                                        (Prudential); Director, Executive Vice
                                                        President and Chief Administrative Officer
                                                        (since May 2003) of American Skandia
                                                        Investment Services, Inc., American
                                                        Skandia Advisory Services, Inc., and
                                                        American Skandia Fund Services, Inc.,
                                                        Executive Vice President (since March
                                                        1999) of Prudential Mutual Fund Services
                                                        LLC (PMFS); formerly Senior Vice
                                                        President (March 1987-May 1999) of
                                                        Prudential Securities.

Arthur B. Laffer (64)+ Director         Since 1987      Chairman, Laffer Associates (economic             1
                                                        consulting) (since 1979); Chairman, Laffer
                                                        Advisors Incorporated (registered broker-
                                                        dealer) (since 1981); Chairman, Laffer
                                                        Investments (asset management) (since
                                                        2000); Member, Congressional Policy
                                                        Advisory Board, since 1998; Distinguished
                                                        University Professor and Director,
                                                        Pepperdine University (September 1985-
                                                        May 1988); Professor of Business
                                                        Economics, University of Southern
                                                        California (1976-1984); Associate
                                                        Professor of Business Economics,
                                                        University of Chicago (1967-1976).





                           Other Directorships
Name, Address***               Held by the
and Age                       Director*****
----------------           -------------------
Robert F. Gunia (58)** Vice President and Director
                       (since May 1989) and
                       Treasurer (since 1999) of
                       The Asia Pacific Fund, Inc.
















Arthur B. Laffer (64)+ Director of MPS Group,
                       Inc. (NYSE:MPS), since
                       2003; Director, Petco
                       Animal Supplies, Inc.
                       (NASDAQ:PETC), since
                       2002; Director, Oxigene
                       Inc. (NASDAQ:OXGN),
                       biopharmaceutical
                       company (since 1998);
                       Director of Provide
                       Commerce (NASDAQ:
                       PRVD) (since 1998);
                       Director, Veolia
                       Environmental Corporation
                       (successor to U.S. Filter
                       Corporation) (water
                       purification) (since 1991).

   Information pertaining to the officers of the Company who are not also Directors is set forth below.

                                   Officers

                                   Term of Office****
Name, Address***       Position      and Length of                Principal Occupations
and Age              With Company     Time Served                  During Past 5 Years
----------------     ------------  ------------------             ---------------------
Grace C. Torres (45) Treasurer and  Since 1995        Senior Vice President (since January 2000) of
                     Principal                        PI; Senior Vice President and Assistant
                     Financial and                    Treasurer (since May 2003) of American
                     Accounting                       Skandia Investment Services, Inc. and
                     Officer                          American Skandia Advisory Services, Inc.;
                                                      formerly First Vice President (December 1996-
                                                      January 2000) of PI and First Vice President
                                                      (March 1993-1999) of Prudential Securities.

Deborah A. Docs (47) Secretary      Since 1998;       Vice President and Corporate Counsel (since
                                    Assistant         January 2001) of Prudential; Vice President
                                    Secretary (1991-  and Assistant Secretary (since December 1996)
                                    1998)             of PI; Vice President and Assistant Secretary
                                                      (since May 2003) of American Skandia
                                                      Investment Services, Inc.

                                          Term of Office****
Name, Address***            Position        and Length of                 Principal Occupations
and Age                   With Company       Time Served                   During Past 5 Years
----------------          ------------    ------------------              ---------------------

Lee D. Augsburger (45) Chief                  Since 2004     Vice President and Chief Compliance Officer
                       Compliance                            (since May 2003) of Pl; Vice President and
                       Officer                               Chief Compliance Officer (since October 2000)
                                                             of Prudential Investment Management, Inc.;
                                                             formerly Vice President and Chief Legal Officer-
                                                             Annuities (August 1999-October 2000) of
                                                             Prudential Insurance Company of America;
                                                             Vice President and Corporate Counsel
                                                             (November 1997-August 1999) of Prudential
                                                             Insurance Company of America.

Charles Field (48)     Vice President         Since 2004     General Counsel Nicholas-Applegate Capital
                                                             Management, Nicholas-Applegate Securities
                                                             LLC, Nicholas-Applegate Holdings LLC and
                                                             Nicholas-Applegate Securities International
                                                             LDC (since February 2004), Deputy General
                                                             Counsel, Nicholas-Applegate Capital
                                                             Management, LLC (1996-February 2004)

Helene Gurian (51)     Acting Anti-Money      Since 2005     Vice President, Prudential (since July 1997).
                       Laundering                            Vice President, Compliance (July 1997-January
                       Compliance Officer                    2001); Vice President, Compliance and Risk
                                                             Officer, Retail Distribution (January 2001-May
                                                             2002); Vice President, Corporate Investigations
                                                             (May 2002-date) responsible for supervision of
                                                             Prudential's fraud investigations, anti-money
                                                             laundering program and high technology
                                                             investigation unit.

Maryanne Ryan (40)     Anti-Money             Since 2002     Vice President, Prudential (since November
                       Laundering                            1998); First Vice President, Prudential
                       Compliance Officer                    Securities (March 1997-May 1998); Anti-
                                                             Money Laundering Compliance Officer (since
                                                             2003) of American Skandia Investment
                                                             Services, Inc., American Skandia Advisory
                                                             Services, Inc. and American Skandia
                                                             Marketing, Inc.

----------
* The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as Manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.
** "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC or PI), the Investment Adviser (Nicholas-Applegate Capital Management LLC or NACM), or the Distributor (Prudential Investment Management Services LLC or
      PIMS).
*** The address of the Directors and officers is c/o: Prudential Investments
    LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
****There is no set term of office for Directors and officers. The Independent
    Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals' length of service as Director or officer.
*****This column includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
+ Mr. Laffer is considered to be an "interested person" of the Fund because Laffer Associates or its affiliates received material compensation from the Investment Adviser for consulting services provided from time to time to the Investment Adviser. Mr. Laffer is treated as an Interested Director for purposes of voting and Board composition, however he is compensated by the Fund as if an Independent Director.

   The Company has Directors who, in addition to overseeing the actions of the Fund's Manager, Investment Adviser and Distributor, decide upon matters of general policy in accordance with Maryland law and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services," the Directors also review the actions of the Company's officers, who conduct and supervise the daily business operations of the Fund.

   Directors and officers of the Company are also trustees, directors and officers of some or all of the other investment companies managed by the Fund's Manager and distributed by PIMS.

   The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, of the Fund. Mr. Augsburger oversees the implementation of policies and procedures for the Fund to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of the Manager.

   Pursuant to the Management Agreement for the Fund, the Manager pays all compensation of officers of the Company who are employees of the Manager. The Company pays the fees and expenses of Directors who are not affiliated persons of the Manager or Investment Adviser as well as the out-of-pocket travel expenses for all Directors and other expenses of Directors' meetings.

                           Standing Board Committees

   The Board of Directors has established four standing committees in connection with the governance of the Fund--Audit, Contract, Nominating and Governance and Valuation.

   The Audit Committee consists of Messrs. Angeloff (Chairman), Coburn, Westerfield and Applegate (Ex-Officio). The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the auditors directly to the Company. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Company, provided that the engagement of the auditors relates directly to the operation and financial reporting of the Company. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the auditors' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended December 31, 2004.

   The Contract Committee consists of Messrs. Coburn (Chairman), Angeloff, Westerfield and Applegate (Ex-Officio). The responsibilities of this Committee are to request and review such information as it believes is reasonably necessary to evaluate the terms of the investment advisory, subadvisory and distribution agreements, as well as the plans of distribution and the transfer agency agreement. The Contract Committee meets each year prior to the Board meeting at which these contracts are proposed to be renewed. The Committee is assisted by independent legal counsel in its deliberations. The Committee met once during the fiscal year ended December 31, 2004.

   The Nominating and Governance Committee consists of Messrs. Westerfield (Chairman), Angeloff, Coburn and Applegate (Ex-Officio). This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met two times during the fiscal year ended December 31, 2004.

   The Valuation Committee consists of at least two Board members or an officer of the Company and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee did not meet during the fiscal year ended December 31, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.

                                 Compensation

   The Fund pays each of its Independent Directors annual compensation of $10,000 and pays $1,000 per Board meeting attended in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The Chairman of the Audit Committee receives an additional $6,000 and each member of the Audit Committee receives an additional $1,000 per meeting attended. The Chairman of the Nominating and Governance Committee receives an additional $1,000 and each member of the Nominating and Governance Committee receives an additional $1,000 per meeting attended. The Chairman of the Contract Committee receives an additional $2,000 and each member of the Contract Committee receives an additional $1,000 per meeting attended. This compensation became effective January 1, 2005.

   The Company has no retirement or pension plan for its Directors.

   The following table sets forth the aggregate compensation paid by the Fund to the Independent Directors who are not affiliated with the Manager or the Investment Adviser for the fiscal year ended December 31, 2004 and the aggregate compensation paid to the Independent Directors for service on the Company's Board and the boards of any other investment company in the Fund Complex for the calendar year ended December 31, 2004.

                              Compensation Table

                                                                                       Total 2004
                                                                                      Compensation
                                   Aggregate                                           From Fund
                                  Fiscal Year  Pension or Retirement Estimated Annual   and Fund
                                  Compensation  Benefits Accrued as   Benefits upon   Complex Paid
Name and Position                  From Fund   Part of Fund Expenses    Retirement    to Directors
-----------------                 ------------ --------------------- ---------------- ------------
Dann V. Angeloff, Director.......   $26,000            None                None         $26,000
Fred C. Applegate, Director......   $20,500            None                None         $20,500
Theodore J. Coburn, Director.....   $25,000            None                None         $25,000
Arthur B. Laffer, Director.......   $16,000            None                None         $16,000
Randolph W. Westerfield, Director   $21,000            None                None         $21,000

   The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director and on an aggregate basis in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2004.

                        Director Share Ownership Table

                             Independent Directors

                                                     Aggregate Dollar Range of
                                                    Securities in All Registered
                                   Dollar Range of      Investment Companies
                                  Securities in the   Overseen By Director in
Name of Director                        Fund              the Fund Complex
----------------                  ----------------- ----------------------------
Dann V. Angeloff, Director.......  $10,001-$50,000        $10,001-$50,000
Fred C. Applegate, Director......    over $100,000         over  $100,000
Theodore J. Coburn, Director.....  $10,001-$50,000        $10,001-$50,000
Randolph W. Westerfield, Director  $10,001-$50,000        $10,001-$50,000

                             Interested Directors

                                            Aggregate Dollar Range of
                                           Securities in All Registered
                          Dollar Range of      Investment Companies
                         Securities in the   Overseen By Director in
        Name of Director       Fund              the Fund Complex
        ---------------- ----------------- ----------------------------
        Robert F. Gunia.    $1-$10,000            over $100,000
        Arthur B. Laffer            --                       --

   None of the Independent Directors, or any member of his immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2004.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   As of February 11, 2005, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of the Fund.

   As of February 11, 2005, each of the following entities owned more than 5% of the outstanding shares of each of the classes indicated: PIMS/Prudential Retirement, as nominee for TTEE, Argonne National Laboratory, 9700 South Cass Ave, Argonne, IL 60439, which held 30,214 Class Z shares of the Fund (approximately 9.3% of the outstanding Class Z shares); Prudential Investment Mgmt Svc, Gateway Center Three, 10th Floor, Newark, NJ 07102, which held 140,725 Class Z shares of the Fund (approximately 43.3% of the outstanding Class Z shares); PIMS/Prudential Retirement, as nominee for TTEE/Cust P, Robert Bosch Fuel Systems. 4300 44th St, PO Box 888653, Kentwood, MI 49512, which held 103,333 Class Z shares of the Fund (approximately 31.8% of the outstanding Class Z shares) and Charles Schwab Co, 101 Montgomery St, San Francisco, CA 94101, which held 24,019 Class Z shares of the Fund (approximately 7.4% of the outstanding Class Z shares.

   As of February 11, 2005, Wachovia Securities was the record holder for other beneficial owners of 4,895,623 Class A shares (or 42.0% of the outstanding Class A shares), 1,455,366 Class B shares (or 36.3% of the outstanding Class B shares), 220,839 Class C shares (or 33.2% of the outstanding Class C shares) and 0 Class Z shares (or 0% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Wachovia Securities will forward or cause the forwarding of, proxy materials to the beneficial owners for which it is record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Adviser

   The Manager of the Fund is Prudential Investments ("PI" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $90.4 billion.

   PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). Prudential Mutual Fund Services LLC ("PMFS" or the "Transfer Agent"), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden or Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

   Pursuant to the Management Agreement with the Company (the "Management Agreement"), PI, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In this regard, PI provides supervision of the Fund's investments, furnishes a continuous investment program for the Fund's portfolio and places purchase and sale orders for portfolio securities of the Fund and other investments. Nicholas-Applegate Capital Management, the Investment Adviser (the "Subadviser") provides the foregoing services to PI pursuant to the terms of the Subadvisory Agreement among PI, the Subadviser and the Company (the "Subadvisory Agreement"). PI also administers the Fund's corporate affairs, and, in connection therewith, furnishes the Fund with office facilities together with those ordinary clerical and bookkeeping services which are not furnished by State Street, the Fund's custodian (the "Custodian") and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

   For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate equal to .95 of 1% of the average daily net assets of the Fund. PI pays the fees of the Subadviser (at an annual rate of .75 of 1%) from this management fee. For the period June 1, 2003 through May 31, 2004, PI agreed to a reduced management fee of .95 of 1% of the average daily net assets of the Fund up to $25 million, .825 of 1% of the next $75 million and .70 of 1% thereafter. For the period June 1, 2004 through May 31, 2005, PI has agreed to a reduced management fee of .95% of the average daily net assets of the Fund up to $25 million, .825% on the next $40 million and .70% thereafter.

   In connection with its management of the corporate affairs of the Fund, PI bears the following expenses: (a) the salaries and expenses of personnel of the Fund and the Manager except the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser; (b) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and (c) the fees, costs and expenses payable to the Subadviser pursuant to the Subadvisory Agreement.

   Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PI or the Subadviser, (c) out-of-pocket travel expenses for all Directors and other expenses of Directors' meetings, (d) the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (e) the charges and expenses of the Fund's legal counsel and independent auditors, (f) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions, (g) all taxes and corporate fees payable by the Fund to governmental agencies, (h) the fees of any trade association of which the Fund may be a member, (i) the cost of stock certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund, (j) the cost of fidelity and directors and officers and errors and omissions insurance, (k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statement, and prospectuses and statements of additional information for filing under federal and state securities laws for such purposes, (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports to shareholders, (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (n) distribution and service fees.

   The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of its duties. The Management Agreement provides that it shall terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Fund, by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

   For the fiscal years ended December 31, 2004, 2003 and 2002, PI received management fees of $1,215,650, $1,401,000 and $2,201,883, respectively. For the fiscal years ended December 31, 2004 and 2003, PI waived $106,108 and $153,524 of its fees, respectively (due to a corresponding reduction in the fees paid to the Subadviser).

Subadviser

   The Fund's Subadviser is Nicholas-Applegate Capital Management, a Delaware limited liability company, with offices at 600 West Broadway, San Diego, California 92101. The Subadviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. The Subadviser is a wholly owned subsidiary of Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a publicly traded German Aktiengesellschaft (a German publicly traded company), which together with its subsidiaries comprises one of the world's largest insurance groups (the "Allianz Group"). Allianz Group currently has assets under management of approximately 1 trillion euros.

   The Subadviser currently has approximately 224 employees and 24 portfolio managers.

   Under the terms of the Subadvisory Agreement with the Company and PI, the Manager retains the Subadviser to manage the Fund's investment portfolio, subject to the direction of the Company's Board of Directors and the Manager. The Subadviser is authorized to determine which securities are to be bought or sold by the Fund and in what amounts. In addition to providing Subadviser investment advisory services, the Subadviser compensates any Directors and officers of the Company who are employees of the Subadviser.

   The Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which the Subadvisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations or a breach of its fiduciary duty under the Subadvisory Agreement. The Fund has agreed to indemnify the Subadviser against liabilities, costs and expenses that the Subadviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Subadviser in connection with the performance of its duties or obligations under the Subadvisory Agreement or otherwise as an investment adviser of the Fund. The Subadviser is not entitled to indemnification with respect to any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations or of a breach of its fiduciary duty under the Subadvisory Agreement.

   The Subadvisory Agreement further provides that the Fund may use "Nicholas-Applegate" as part of its name so long as the Subadvisory Agreement is in effect. Because the name "Nicholas-Applegate" is a property right of the Subadviser, the Subadviser, as well as Mr. Nicholas and Mr. Applegate, may, upon the termination of the Subadvisory Agreement, require the Fund to refrain from using the name "Nicholas-Applegate" in any form.

   The Manager pays to the Subadviser, as compensation for the services provided by the Subadviser under the Subadvisory Agreement, a fee at an annual rate equal to .75 of 1% of the average daily net assets of the Fund. For the period June 1, 2003 through May 31, 2004, the Subadviser agreed to a reduced fee of .75% of average net assets up to $25 million, .625% of average net assets on the next $75 million and .50% thereafter. For the period June 1, 2004 through May 31, 2005, the Subadviser has agreed to a reduced fee of .75% of average net assets up to $25 million, .625% of average net assets on the next $40 million and .50% thereafter.

   During the years ended December 31, 2002, 2003 and 2004 the Manager paid the Subadviser aggregate advisory fees of $1,739,487, $1,074,059 and $905,655, respectively, pursuant to the terms of the Subadvisory Agreement (or the prior Subadvisory Agreement, which provided for a subadvisory fee at the same rate as the Subadvisory Agreement). For the fiscal years ended December 31, 2003 and 2004, the Subadviser waived $153,524 and $106,108 in fees, respectively.

   The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act), PI or the Subadviser upon not more than 60 days' nor less than 30 days' written notice, without payment of any penalty. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

   The Subadviser and its affiliated companies have adopted a personal investment policy consistent with Investment Company Institute guidelines. This policy includes, among other things, a ban on acquisitions of securities in an initial public offering; restrictions on acquisitions of securities in private placements; investment pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with a code of ethics; disclosure of personal holdings by certain personnel; blackout periods on personal investing for certain personnel; prohibition of short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

Matters Considered by the Board

  The Management Agreement

   The Management Agreement was last approved by the Board of Directors, including a majority of the Independent Directors, on May 13, 2004 at a meeting called for that purpose. In approving the Management Agreement, the Board considered, among other factors, the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Fund. The Board requested and evaluated reports from the Manager that addressed specific factors designed to inform the Board's consideration of these and other issues.

   With respect to the nature and the quality of the services provided by the Manager, the Board reviewed the functions performed by the Manager and the personnel providing such services, and considered the quality of the services provided. Specifically, the Board noted that the Fund had been in compliance with regulatory requirements. The Board noted that management of the portfolio was performed by the Subadviser and that the Manager provided primarily administrative services. The Board noted that the Manager had rendered significant assistance to the Board in its evaluation of the Subadviser.

   With respect to the overall fairness of the Management Agreement, the Board primarily considered the nature and quality of services provided under the Agreement, the fee structure of the Agreement and the profitability of the Agreement and benefits to the Manager and its affiliates from their association with the Fund. The Board reviewed information from an independent data service about total returns, the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund, as well as a review of Fund performance in comparison to a relevant market index and a peer group of funds. The Board also reviewed information provided by the Manager regarding the fees and expenses of other funds affiliated with the Manager. The Board reviewed specific data as to the Manager's profit on the Fund for the recent period and carefully examined its cost allocation methodology. With respect to profitability, the Manager discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate its profits from the management fees. The Board understood that the Manager does not use this profitability analysis in the management of its business other than in connection with the approval or continuation of management and advisory agreements, at least in part because it excludes significant costs and includes certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. With regard to fees and expense ratios of comparable funds, the Board concluded that the 20 basis points retained by the Manager under the Management Agreement was reasonable for the services provided and was within the range of that charged by the Manager to other clients for similar services. The Board also concluded that the Manager did a reasonable job of managing the total expenses of the Fund. With regard to profitability and economies of scale, the Board similarly concluded that, given the Fund's size and fees generated to the Manager, the profitability was reasonable and the fee schedule was reasonable. With regard to fall-out benefits, the Board noted the fees received by an affiliated entity for transfer agency work and concluded that the level of fees paid to the Manager was appropriate taking into account these benefits. The Board noted that the Manager had agreed to reduce its management fee for a one-year period beginning June 1, 2003, consistent with the reductions in the Subadviser's fee for the same period, as described below, and that the Manager agreed to further fee reductions for the period ending May 31, 2005, consistent with the reductions in the Subadviser's fee for the same period. These matters were also considered at the meeting on May 6, 2004 of the Contract Committee, which is composed of Messrs. Applegate, Coburn and Westerfield, each of whom is an Independent Director, who recommended renewal of the Management Agreement.

  The Subadvisory Agreement

   The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Independent Directors, on May 13, 2004 at a meeting called for that purpose. At the meeting, the Board of Directors considered whether the terms of the Subadvisory Agreement were fair and reasonable and whether approval of the Agreement was in the best interests of the Fund and its shareholders.

   In evaluating the Subadvisory Agreement, the Board reviewed materials furnished by the Subadviser and by an unaffiliated organization containing a variety of analyses of total returns and expense ratios of the Fund compared to a peer group of funds selected by the unaffiliated organization. The Board also reviewed an analysis performed by Prudential's Strategic Investment Research Group of the Subadviser's systematic small-mid team, which had assumed responsibility for managing the investment portfolio, and other relevant data. In reviewing the nature and quality of services provided, the Board concluded that the Subadviser had adhered to its investment style and that this investment style was highly volatile, particularly during poor market conditions. The Board noted that there had been no compliance problems. The Board also took note of the fact that the Subadviser had taken steps to improve investment performance, including a prior change of portfolio managers and most recently the change to the Systematic portfolio management team. The Board noted the poor relative performance of the Fund, but concluded that because the portfolio management team had recently been changed, it was more appropriate to focus on the track record of the new team. The Board reviewed the prior track record and the qualifications of the Systematic team.

   The Board reviewed fees and expense ratios of comparable funds and noted that with the contractual fee waivers provided by the Subadviser, subadvisory fees were in the 2nd quartile. The Board also observed that the fees (after contractual waivers) were at least as favorable as those charged to any comparable client of the Subadviser managed under the same style. As a result, the Board concluded that the fees, with waivers, were reasonable. The Board also concluded, based in part on the information provided by the Manager, that the contractual fees were reasonable and should be maintained given the investment style of the Fund, which would necessitate such a contractual subadvisory fee to engage a subadviser with superior performance.

   The Board reviewed profitability and economies of scale and concluded that, given the Fund's size and fees generated to the Subadviser, profitability was reasonable and that the breakpoints introduced by the Subadviser were reasonable. With regard to fall-out benefits, the Board received confirmation from the Subadviser that apart from soft dollar research, there were no significant fall-out benefits. The Board concluded that this level of benefit received by the Subadviser was not significant and that the level of fees was appropriate giving consideration to these benefits. All of these matters were considered at the Contract Committee's meeting held on May 6, 2004, and the Committee recommended renewal of the Subadvisory Agreement.

  Description of Proxy Voting Policies and Recordkeeping Procedures

   The Board has delegated to the Subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund.

   PI, the Subadviser and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. PI, the Subadviser and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and PI, the Subadviser or their affiliates.

   NACM has adopted written proxy voting policies that are reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of NACM or its affiliates. The Subadviser has agreed to notify PI and the Board of any such conflicts identified and confirm how the issue was resolved. In addition, PI expects that NACM will deliver to PI, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available on the internet at www.irrc.com/prudential and on the Commission's website at www.sec.gov.

   A summary of the proxy voting policies of NACM is set forth in Appendix II of this SAI.

Principal Underwriter, Distributor and Rule 12b-1 Plans

   Prudential Investment Management Services LLC ("PIMS" or the "Distributor"), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential.

   Pursuant to separate Distribution and Service Plans (the "Class A Plan", the "Class B Plan" and the "Class C Plan", collectively the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

   The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

   Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

   Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. For the period ending December 31, 2005, the Distributor has contractually agreed to limit its distribution and service (12b-1) related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares.

   For the fiscal year ended December 31, 2004, the Distributor received payments of approximately $235,948 under the Class A Plan and spent approximately $241,300 in distributing the Fund's shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 2004, the Distributor received approximately $20,500 in initial sales charges in connection with the sale of Class A shares.

   Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, until February 2, 2004 with respect to Class C shares, an initial sales charge.

   Class B Plan. For the fiscal year ended December 31, 2004, the Distributor received approximately $330,200 from the Fund under the Class B Plan and spent approximately $171,900 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 4.0% ($7,000) was spent on printing and mailing of prospectuses to other than current shareholders; 32.2% ($55,300) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 63.8% ($109,600) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (52.3% or $89,900) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (11.5% or $19,700). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Wachovia Securities and of Pruco Securities LLC (Pruco) in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

   The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 2004, the Distributor received approximately $64,200 in contingent deferred sales charges attributable to Class B shares.

   Class C Plan. For the fiscal year ended December 31, 2004, the Distributor received approximately $60,892 under the Class C Plan and spent approximately $30,100 in distributing Class C shares. Of the latter amount, approximately 4.2% ($1,300) was spent on printing and mailing of prospectuses to other than current shareholders; 0.9% ($300) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 94.9% ($28,500) was spent on the aggregate of
(i) payments of commissions and account servicing fees to financial advisers (93.1% or $28,000) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (1.8% or $500). For the fiscal year ended December 31, 2004, the Distributor received approximately $100 in initial sales charges (which are no longer being charged on Class C shares). The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 2004, the Distributor received approximately $100 in contingent deferred sales charges attributable to Class C shares.

   Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

   The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans ("Rule 12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.

   Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Directors who are not "interested persons" of the Company will be committed to the Directors who are not "interested persons" of the Company.

   Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

   In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

   PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, for the period ending December 31, 2005, the Distributor has contractually agreed to waive a portion of its distribution and service fees for the Class A shares as described in the Fund's prospectus. Fee waivers and subsidies will increase the Fund's total return.

NASD Maximum Sales Charge Rule

   Pursuant to the National Association of Securities Dealers ("NASD") conduct rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.

Other Service Providers

   State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, MA 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets of the Fund held outside the United States.

   Prudential Mutual Fund Services LLC ("PMFS"), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102 serves as the transfer and dividend disbursing agent of the Fund. It is a wholly-owned subsidiary of PIFM Holdco Inc., the parent of PI, the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

   PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the Fund's independent auditors and in that capacity audits the Fund's annual financial statements.

Code of Ethics

   The Board of Directors of the Company has adopted a Code of Ethics. In addition, PI, the Subadviser and PIMS have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

   The Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager and the Subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

   Subject to policies established by the Company's Board of Directors and the oversight and review of the Manager, the Subadviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of its brokerage business. In executing such transactions, the Subadviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Subadviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed quarterly by the Board of Directors of the Company.

   The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Subadviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expenses of the Subadviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Subadviser in providing services to clients other than the Fund, and not all such information, services and products are used by the Subadviser in connection with the Fund. Similarly, such information, services and products provided to the Subadviser by brokers and dealers through whom other clients of the Subadviser effect securities transactions may be useful to the Subadviser in providing services to the Fund. The Subadviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure information, services and products described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice.

   Although investment decisions for the Fund are made independently from those of the other accounts managed by the Subadviser, investments of the kind made by the Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Subadviser, available investments are allocated in the discretion of the Subadviser by such means as, in its judgment, result in fair treatment. The Subadviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

   In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Wachovia Securities in any transaction in which Wachovia Securities acts as principal. Thus, it will not deal in over-the-counter securities with Wachovia Securities acting as market marker, and it will not execute a negotiated trade with Wachovia Securities if execution involves Wachovia Securities acting as principal with respect to any part of the Fund's order.

   Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

   Subject to the above considerations, an affiliated broker may act as a securities broker or dealer for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not "interested" Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Wachovia Securities are consistent with the foregoing standard. In accordance with
Section 11(a) under the Securities Exchange Act of 1934, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Wachovia Securities. Section 11(a) provides that Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Wachovia Securities are also subject to such fiduciary standards as may be imposed by applicable law.

   The table below shows certain information regarding the payment of commissions by the Fund, including the commissions paid to Wachovia Securities and Prudential Equity Group, LLC ("PEG"), for the three years ended December 31, 2004.

                                                 Fiscal year ended December 31,
                                                --------------------------------
                                                  2004       2003        2002
                                                --------  ----------  ----------
Total brokerage commissions paid by the Fund... $709,913  $1,703,622  $1,491,013
Total brokerage commissions paid to Wachovia
  Securities................................... $  1,035  $   24,640          --
Percentage of total brokerage commissions paid
  to Wachovia Securities.......................     0.15%        1.4%         --
Total brokerage commissions paid to Prudential
  Equity Group, LLC............................ $  7,859          --  $   14,681
Percentage of total brokerage commissions paid
  to PEG.......................................      1.1%         --         0.8%

   The Fund effected 0.2% and 0.7% of the total dollar amount of its transactions involving the payment of commissions through Wachovia Securities and Prudential Equity Group, LLC, formerly Prudential Securities, Inc., respectively, during the year ended December 31, 2004. Of the total brokerage commissions paid during the year ended December 31, 2004, $200,238 (or 23.59%) were paid to firms which provided research, statistical or other services to the Manager. PI has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services to PI.

   The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at December 31, 2004. As of December 31, 2004, the Fund held no such securities.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

   The Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, the Fund's portfolio holdings as of fiscal quarter-end are reported to the SEC and posted to the Fund's website within 60 days after the end of the Fund's first and third fiscal quarters. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month. These postings can be located at www.strategicpartners.com.

   When authorized by the Fund's Chief Compliance Officer and an officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Fund's shares, third party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures used to determine eligibility are set forth below:

   Procedures for Release of Portfolio Holdings Information:

    1. A request for release of fund holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

    2. The request shall be forwarded to PI's Product Development Group and to the Chief Compliance Officer of the Fund(s), or his delegate, for review and approval.

    3. A confidentiality agreement in the form approved by an officer of the Fund(s) must be executed with the recipient of the fund holdings information.

    4. An officer of the Fund(s) shall approve the release and agreement.
       Copies of the release and agreement shall be sent to PI's law department.

    5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

    6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Custodian Banks.

   As of the date of this Statement of Additional Information, the Fund will provide:

    1  Traditional External Recipients/Vendors

       . Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

       . Full holdings on a daily basis to the Fund's Sub-Adviser, Custodian and Accounting Agents at the end of each day;

       . Full holdings to the Fund's independent accountants as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

       . Full holdings to financial printers as soon as practicable following the end of the Fund's quarterly, semi-annual and annual period-ends.

    2  Analytical Service Providers

       . All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) at the Fund's fiscal quarter-end;

       . Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

       . Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

   In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

   In addition, certain employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating, confidential information, including portfolio holdings information.

   In connection with the ongoing arrangements to make available information about the Fund's portfolio holdings, the Fund may require the party receiving such information to maintain assets in the Fund or in other investment companies or accounts managed by the Fund's Manager or by an affiliated person of the Manager.

   The Board of Directors has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board will, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure.

   There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

   The Company is authorized to issue 50 million shares of Class A Common Stock, 50 million shares of Class B Common Stock, 50 million shares of Class C Common Stock and 50 million shares of Class Z Common Stock of the Nicholas-Applegate Growth Equity Fund series, $.01 par value per share. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution and/or service fee arrangements and has separate voting rights on any other matter submitted to shareholders in which the interests of one class differ from the interests of another class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Class Z shares are offered exclusively for sales to a limited group of investors. See "How the Fund is Managed--Distributor" in the Prospectus. In accordance with the Company's Charter, the Board of Directors may authorize the creation of additional series of common stock, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of the Fund are also redeemable at the option of the Company under certain circumstances as described under "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus. Each share of each class of Common Stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares with the exception of Class Z shares, which are not subject to any distribution or service fees. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

   The Company does not intend to hold annual meetings of shareholders of the Fund unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

   Shares of the Fund may be purchased at a price equal to the next determined net asset value ("NAV") per share plus a sales charge which, at the election of the investor, may be imposed either at the time of the purchase (Class A shares) or on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge.

   Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Nicholas-Applegate Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

   If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of trading on the New York Stock Exchange ("NYSE"), usually 4:00 P.M. New York time) on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

   In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Nicholas-Applegate Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. You do not need to call PMFS to make subsequent purchases utilizing Federal Funds.

Issuance of Fund Shares for Securities

   Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that meet the investment objective and policies of the Fund, are liquid and not subject to restrictions on resale, have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and are approved by the Fund's Subadviser.

Specimen Price Make-up

   Under the current distribution arrangements between the Fund and the Distributor, the Distributor sells Class A* shares at a maximum initial sales charge of 5.5% and Class B*, Class C* and Class Z shares are sold at NAV. Using the NAV at December 31, 2004, the maximum offering price of the Fund's shares is as follows:

Class A
NAV and redemption price per Class A share*................ $ 9.53
Maximum initial sales charge (5.5% of offering price)......    .55
                                                            ------

Maximum offering price to public........................... $10.08

Class B
NAV, offering price and redemption price per Class B share* $ 7.72

Class C
NAV, offering price and redemption price per Class C share* $ 7.72

Class Z
NAV, offering price and redemption price per Class Z share. $ 9.81
       ---
       * Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus of the Fund.

Selecting a Purchase Alternative

   The following will assist you in determining which share class of the Fund best suits your individual circumstances, based on the Fund's current fees and expenses:

   If you intend to hold your investment in the Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5.5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

   If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

Class B Shares

   The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

   The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

   The offering price of Class C shares is the next determined NAV. Redemptions of Class C shares may be subject to a CDSC. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Class Z Shares

   Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    . Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

    . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

    . current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company)

    .  Prudential, with an investment of $10 million or more

    .  qualified state tuition programs (529 plans).

Rights of Accumulation

   Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the JennisonDryden or Strategic Partners mutual funds. However, the value of shares held directly with the transfer agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.

   The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

Sale of Shares

   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 P.M. New York time), in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 P.M. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

   If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

   In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8310, Philadelphia, PA 19176, to the Distributor or to your broker.

   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has an account value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $500 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 P.M. New York time, to receive a redemption amount based on that day's NAV, and are subject to the terms and conditions set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

   Signature Guarantee.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The transfer agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the transfer agent's records, a signature guarantee is not required.

   Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of your written request and, if applicable, outstanding certificates, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted,
(3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(4) during any other period when the Commission by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

   Redemption in Kind. If the Board determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

   Involuntary Redemption. In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption. No CDSC will be imposed on any such involuntary redemption.

   90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

   Contingent Deferred Sales Charge. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a 1% CDSC (except for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.) . Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase (18 months for purchases prior to February 2, 2004) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months (or 18 months, as applicable), in the case of Class A shares (in certain cases), six years in the case of Class B shares, and 12 months (or 18 months, if purchased prior to February 2, 2004), in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                        Contingent Deferred Sales
                                                         Charge as a Percentage
                                                         of Dollars Invested or
Year Since Purchase Payment Made                           Redemption Proceeds
--------------------------------                        -------------------------
First..................................................            5.0%
Second.................................................            4.0%
Third..................................................            3.0%
Fourth.................................................            2.0%
Fifth..................................................            1.0%
Sixth..................................................            1.0%
Seventh................................................             None

   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchases of Class A shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 12 months for Class C shares (18 months for Class C shares purchased prior to February 2, 2004); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

   The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

   Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden mutual funds or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

   In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

   You must notify the Fund's transfer agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

   In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.

Category of Waiver                                             Required Documentation
Death                                                          A copy of the shareholder's death certificate or, in the
                                                               case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the
                                                               grantor.

Disability--An individual will be considered disabled if he or A copy of the Social Security Administration award she is unable to engage in any substantial gainful activity by letter or a letter from a physician on the physician's
reason of any medically determinable physical or mental        letterhead stating that the shareholder (or, in the case
impairment which can be expected to result in death or to be   of a trust, the grantor (a copy of the trust agreement
of long-continued and indefinite duration.                     identifying the grantor will be required as well)) is
                                                               permanently disabled. The letter must also indicate the
                                                               date of disability.

Distribution from an IRA or 403(b) Custodial Account           A copy of the distribution form from the custodial firm
                                                               indicating (i) the date of birth of the shareholder and (ii)
                                                               that the shareholder is over age 59 1/2 and is taking a
                                                               normal distribution--signed by the shareholder.

Distribution from Retirement Plan                              A letter signed by the plan administrator/trustee
                                                               indicating the reason for the distribution.

Excess Contributions                                           A letter from the shareholder (for an IRA) or the plan
                                                               administrator/trustee on company letterhead indicating
                                                               the amount of the excess and whether or not taxes have
                                                               been paid.

   PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge--Class C Shares

   Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

   Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the transfer agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans:

Automatic Reinvestment of Dividends and/or Distributions

   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such distribution at NAV (without a sales charge) by returning the check to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the net asset value per share next determined after receipt of the check by the transfer agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

   The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

   It is contemplated that the Exchange Privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds (including new series of the Company), the shares of which may be distributed by the Distributor.

   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

   If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

   In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

   Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the Exchange Privilege.

   The following money market funds participate in the Class A Exchange
Privilege: Dryden Government Securities Trust (Money Market Series) (Class A shares); MoneyMart Assets, Inc. (Class A shares); and Dryden Tax-Free Money Fund.

   Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. (Special Money Fund). No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

   Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a

CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

   At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

   Class Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

   Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. A investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if constant number of shares were bought at set intervals.

   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in ten years./1/

   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

            Period of
            Monthly investments: $100,000 $150,000 $200,000 $250,000
            -------------------- -------- -------- -------- --------
                  25 years......  $  105   $  158   $  210   $  263
                  20 years......     170      255      340      424
                  15 years......     289      433      578      722
                  10 years......     547      820    1,093    1,366
                  5 years.......   1,361    2,041    2,721    3,402

See "Automatic Investment Plan."
----------
/1/Source: The College Board. Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.
/2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

   Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

   Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

Systematic Withdrawal Plan

   A systematic withdrawal plan is available to shareholders through Wachovia Securities or the transfer agent. Such plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account systematic withdrawals of Class B or Class C shares may be subject to a CDSC.

   In the case of shares held through the transfer agent all dividends and/or distributions must be automatically reinvested in order for the shareholder to participate in the plan.

   The transfer agent or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

   Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(i) the purchase of Class A shares and (ii) the redemption of Class A (in certain cases), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

   Various tax deferred retirement plans, including a 401(k) plan, self-directed Individual Retirement Accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

   Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of such plan.

Tax-Deferred Retirement Accounts

   Individual Retirement Accounts. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax rate and shows how much more retirement income can accumulate within an IRA as opposed to a taxable investment account or a taxable individual savings account.

                          Tax-Deferred Compounding/1/

                 Years of     Taxable      Personal
                Deferment: Account (15%) Savings (35%)   IRA
                ---------- ------------- -------------   ---
                 10 years    $ 29,235      $ 26,212    $ 31,291
                 15 years      52,856        46,091      58,649
                 20 years      85,678        71,060      98,846
                 25 years     131,283       103,232     157,909
                 30 years     194,651       144,685     244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account. The chart assumes that all of the earnings in the taxable investment account are eligible for the current lower tax rate applicable to capital gains and qualified dividend income and that this lower rate (currently set to expire after 2008) is made permanent.

Mutual Fund Programs

   From time to time, the Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, to protect against interest rate movements or to provide access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

   The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

   The Fund's NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 P.M. New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq Market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Fund's Subadviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer). Convertible debt securities that are actively traded in the over- the-counter market, including listed securities for which the primary market is believed by the Fund's Subadviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or the last bid price, in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a principal market maker or primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or board of trade on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or board of trade (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer, independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Subadviser under procedures established by and under the general supervision of the Company's Board of Directors.

   Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Subadviser or the Manager (or Valuation Committee or Board of Directors) does not represent fair value ("Fair Value Securities"), are valued by the Valuation Committee or Board of Directors in consultation with the Manager and the Subadviser, including, as applicable, the portfolio managers, traders, research and credit analysts and legal and compliance personnel, on the basis of some or all of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the markets in which it does business, cost of the security, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates, other analytical data, and consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners funds. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Subadviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV per share, the Manager maintains a record of such actions and the Manager presents these actions to the Board for its ratification at the next Board meeting following these actions. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

   Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND.

   Dividend and Distribution Policy. The Fund's present policy, which may be changed by the Company's Board of Directors at any time, is to make distributions of all or substantially all of its net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior years), if any, to shareholders annually.

   Taxes, Dividends and Distributions. The Fund is qualified to be taxed as, and intends to remain qualified to be taxed as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a regulated investment company, the Fund will not be liable for federal income tax on its net investment income and net capital gains distributed to its shareholders. Qualification and taxation as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater in value than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses. The Fund generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income and gains in compliance with these requirements and therefore anticipates that it will not be subject to this excise tax.

   If in any taxable year the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Internal Revenue Code (the "Dividends Received Deduction") and the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008, for individuals and other noncorporate shareholders, provided certain holding period and other requirements are satisfied.

   Subject to the discussion below, dividends paid by the Fund from net investment income, and distributions of the Fund's net realized short-term capital gains, are generally taxable to its shareholders as ordinary income. Dividends paid by the Fund that are derived from dividends received from U.S. corporations and certain qualified foreign corporations, may qualify for the Dividends Received Deduction or the reduced rates of federal income taxation for "qualified dividend income" currently available to individuals and other noncorporate shareholders under Section 1(h)(11) of the Internal Revenue Code. Distributions to corporate shareholders generally will be eligible for the 70% Dividends Received Deduction to the extent that the income of the Fund is derived from dividends on common or preferred stock. Dividend income earned by the Fund will be eligible for the Dividends Received Deduction only if the Fund has satisfied a 46-day holding period requirement with respect to the underlying portfolio security (91 days in the case of dividends derived from certain preferred stock). In addition, a corporate shareholder must have held its shares in the Fund for not less than 46 days (91 days in the case of dividends derived from certain preferred stock) in order to claim the Dividends Received Deduction. If a portion of the Fund's net investment company taxable income is attributable to "qualified dividend income," as such term is defined in Section 1(h)(11) of the Internal Revenue Code, then for taxable years beginning on or before December 31, 2008, distributions of such qualified dividend income by the Fund to individuals and other noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain provided certain holding period and other requirements are satisfied. For such taxable years, the maximum federal income tax rate applicable to net capital gain for noncorporate investors has been reduced to 15%. Not later than 60 days after the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Internal Revenue Code. Net capital gain distributions are not eligible for the Dividends Received Deduction or for treatment as "qualified dividend income."

   Under the Internal Revenue Code, any distributions properly designated by the Fund as being made from the Fund's net capital gains are taxable to its shareholders as long-term capital gains, regardless of how long you have held shares in the Fund. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as described above, whether received in cash or reinvested in additional shares of the Fund.

   The sale of shares of the Fund will generally be a taxable transaction for federal income tax purposes. Holders of the Fund's shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of sale, the gain or loss will generally be a capital gain or loss. Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before and ending 30 days after the disposition of such shares). In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. Any loss realized upon the sale of shares held for less than six months will be treated as a long-term capital loss for federal income tax purposes to the extent a shareholder receives net capital gain distributions on such shares.

   A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized for federal income tax purposes upon a sale or exchange of shares of the Fund.

   The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

   The Company, the Fund and its shareholders may also be subject to state and local taxes where applicable. The tax treatment may differ from the federal tax treatment. Shareholders should consult their own tax advisers regarding specific questions as to U.S. federal, state and local taxes before making an investment in the Fund.

                            PERFORMANCE INFORMATION

   Average Annual Total Return. The Company may from time to time advertise the Fund's average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Fund's Prospectus.

   Average annual total return is computed according to the following formula:

                                P(1+T)/n/ = ERV

Where:
     P = a hypothetical initial payment of $1,000.
     T = average annual total return.
     n = number of years.
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the period (or fractional portion thereof).

   Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.

   Average Annual Total Return (After Taxes on Distributions).

   Average annual total returns (after taxes on distributions assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the investment date. Average annual total return (after taxes on distributions) is computed according to the following formula:

                         P(1 + T)/n /= ATV\\D or DR\\

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return (after taxes on distributions).
       n = number of years.
          ATV\\D\\ =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

   Average Annual Total Return (After Taxes on Distributions and Redemption)

                           P(1 + T)/n /= ATV\\ DR\\

Where:


       ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

P = a hypothetical initial payment of $1,000.
T = average annual total return (after taxes on distributions and redemption).
n = number of years.
   ATV\\DR\\ =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

   Average annual total return (after taxes on distributions and redemption) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon redemption but does not take into account any state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

   Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                  T  = ERV - P
                                       -------
                                           P


Where:
     P = a hypothetical initial payment of $1,000.
     T = aggregate total return.
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).

   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

                             FINANCIAL STATEMENTS

   The Fund's audited financial statements for the fiscal year ended December 31, 2004 are incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-05019). These financial statements have been audited by PricewaterhouseCoopers LLP as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation ( and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard Deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

             APPENDIX II--Proxy Voting Policies of the Subadviser

                          HOW THE FUND VOTES PROXIES

   The Fund's Investment Adviser votes proxies on behalf of the Fund pursuant to written Proxy Policy Guidelines and Procedures ("Proxy Guidelines") adopted by the Fund. A summary of the Proxy Guidelines is provided below. To obtain information on how your Fund's securities were voted, please contact your account representative at 1-800-551-8043.

                     NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

                             Proxy Voting Summary

   Nicholas-Applegate Capital Management takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

   A Proxy Committee, including executive, investment, sales, marketing, compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures on a regular basis and makes such changes as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Institutional Shareholder Services ("ISS"), a third-party proxy voting service to which we subscribe.

   We review all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines, taking into account ISS recommendations and/or investment team input. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

   The guidelines contained herein reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients best interest. In addition, on client request, we may vote proxies for that client in a particular manner overall, such as union or labor sensitive.

   To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the reason for the variance.

   We maintain proxy voting records for all accounts and make these records available to clients at their request.

I External Auditor

A. Auditors

   Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

II Board of Directors

A. Director Nominees

   Votes on director nominees are normally voted in accordance with ISS analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by ISS or Nicholas-Applegate):

  . Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength
  .   Executive Compensation
  .   Director Compensation
  .   Corporate Governance Provisions and Takeover Activity
  .   Criminal Activity
  .   Investment in the Company
  .   Interlocking Directorships
  .   Inside, Outside, and Independent Directors
  .   Board Composition
  .   Number of Other Board Seats
  .   Any problems or issues that arose on Other Board assignments
  .   Support of majority-supported shareholder proposals.

B. Director Indemnification and Liability Protection

1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

2. Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

3. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

4. Vote for only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C. Director Duties and Stakeholder Laws

   Vote against management or shareholder proposals to allow the board of directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D. Director Nominations

   Vote for shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

E. Inside Versus Independent Directors

1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

2. Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F. Stock Ownership Requirements

   Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G. Term of Office

   Vote against proposals to limit the tenure of outside directors.

III Proxy Contests and Corporate Defenses

A. Proxy Contests for Board Seats

   All votes in a contested election of directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

B. Classified Boards

1. Vote against proposals to classify the board.

2. Vote for proposals to repeal a classified board, and to elect all directors annually.

C. Cumulative Voting

1. Vote for proposals to permit cumulative voting in the election of directors.

2. Vote against proposals to eliminate cumulative voting in the election of directors.

D. Director Nominations

   Vote against management proposals to limit shareholders' ability to nominate directors.

E. Shareholders' Right to Call Special Meetings

1. Vote against management proposals to restrict or prohibit shareholders' ability to call special meetings.

2. Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F. Shareholder Action by Written Consent

1. Vote against management proposals to restrict or prohibit shareholders' ability to take action by written consent.

2. Vote for shareholder proposals to allow or make easier shareholder action by written consent.

G. Size of the Board

1. Vote for proposals that seek to fix the size of the Board.

2. Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.

H. Shareholders' Ability to Remove Directors

1. Vote against proposals that state directors may be removed only for cause.

2. Vote for proposals to restore shareholder ability to remove directors with or without cause.

3. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

IV Tender Offers and Corporate Defenses

A. Fair Price Provisions

1. Vote for management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

2. Vote for shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

B. Greenmail

1. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

2. Vote in accordance with ISS analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

3. Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.

C. Poison Pills

1. Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

3. Management proposals to ratify a poison pill are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D. Stakeholder Provisions

   Vote against management proposals allowing the board to consider stakeholders' (outside constituencies') interests when faced with a tender offer.

E. Super-majority Vote Requirement to Approve Mergers

1. Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

2. Vote against management proposals to require a super-majority shareholders' vote to approve mergers and other significant business combinations.

F. Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws

1. Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

2. Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.

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G. Unequal Voting Rights

   Vote against proposals for dual class exchange offers and dual class recapitalizations.

H. Existing Dual Class Companies

1. Vote for shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

2. Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I. White Squire Placements

   Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes (e.g., raising capital or making acquisitions in the normal course of business).

V Miscellaneous Corporate Governance Provisions

A. Abstention Votes

   Vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B. Annual Meetings

1. Vote for management proposals asking for authority to vote at the meeting for "other matters" not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.

2. Vote against shareholder proposals to rotate the time or place of annual meetings.

C. Confidential Voting and Independent Tabulation and Inspections

   Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D. Equal Access

   Vote for shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E. Bundled Proposals

   Bundled or "conditioned" proxy proposals are normally voted in accordance with ISS analysis and recommendation on each individual proposal (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F. Shareholder Advisory Committee

1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

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

G. Disclosure Proposals

   Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

H. Conflict of Interest

   When facing conflicts between our interests and the interests of our clients, Nicholas-Applegate will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, Nicholas-Applegate must exercise caution to ensure our clients' interests are not compromised.

   We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:

   (i) identify any situation where we do not intend to vote in accordance with our normal policy on any issue;
  (ii) determine who is directing (portfolio manager, client, etc.) us to vote contrary to our normal policy;
 (iii) review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);
  (iv) Proxy Committee to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision, and
   (v) pursuant to the request of the Board of Trustees of the Fund, NACM will report to the Board any conflict of interest matter and how the Committee resolved it.

   The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.

VI Capital Structure

A. Common Stock Authorization

1. Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

3. Vote against proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B. Stock Distributions: Splits and Dividends

   Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C. Reverse Stock Splits

   Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

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

D. Blank Check Preferred Stock

1. Vote against management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

3. Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

4. Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E. Adjustments to Par Value of Common Stock

   Vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

   Proposals to provide shareholders with preemptive rights are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

G. Debt Restructuring

   Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

H. Share Repurchase Programs

   Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII Executive Compensation/Employee Consideration

A. Incentive Plans

   All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by ISS or Nicholas-Applegate):

  .   Necessity
  .   Reasonableness Test
  .   Participation
  .   Dilution
  .   Shares Available
  .   Exercise and Payment Terms
  .   Change-in-Control Provisions
  .   Types of Awards
  .   Company specific dilution cap calculated
  .   Present Value of all incentives, derivative awards, cash/bonus compensation
  . Shareholder wealth transfer (dollar amount of shareholders' equity paid its executives)
  .   Voting power dilution--Potential percent reduction in relative voting power
  .   Criteria for awarding grants
  .   Process for determining pay levels

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

B. Shareholder Proposals to Limit Executive and Director Compensation

1. Generally, vote for shareholder proposals that seek additional disclosure of executive and director compensation information.

2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C. Golden Parachutes

1. Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D. Employee Stock Ownership Plans (ESOP)

1. Vote for proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e., greater than 5% of outstanding shares).

2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with ISS analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

  .   Reasonableness Test
  .   Participation
  .   Administration
  .   Shares Available
  .   Exercise and Payment Terms
  .   Change-in-Control Provisions
  .   Types of Awards
  .   Dilution

E. 401(k) Employee Benefit Plans

   Vote for proposals to implement a 401(k) savings plan for employees.

F. Discounted Options/Restricted Stock

   Vote against discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with ISS analysis and recommendation on each individual proposal.)

G. Pension Fund Credits

   Vote for proposals that exclude pension fund credits from earnings when calculating executive compensation. In addition, vote against proposals that include pension fund credits in earnings when calculating executive compensation.

VIII State of Incorporation

A. Re-Incorporation Proposals

   Proposals to change a corporation's state of incorporation are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

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

B. State Takeover Statutes

   Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C. State Fair Price Provisions

   Proposals to opt out of S.F.P's are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D. Stakeholder Laws

   Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E. Disgorgement Provisions

   Proposals to opt out of disgorgement provisions are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

IX Mergers and Corporate Restructurings

A. Mergers and Acquisitions

   Votes on mergers and acquisitions are normally voted in accordance with ISS analysis and recommendation on each individual proposal. The voting decision depends on a number of factors, including:

      .   Anticipated financial and operating benefits
      .   Offer price (cost vs. premium)
      .   Prospects of the combined companies
      .   How the deal was negotiated
      .   Changes in corporate governance and their impact on shareholder rights
      .   Other pertinent factors discussed below.

B. Corporate Restructurings

   Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C. Spin-Offs

   Votes on spin-offs are normally voted in accordance with ISS analysis and recommendation on each individual proposal, considering

      .   The tax and regulatory advantages
      .   Planned use of the sale proceeds
      .   Market focus
      .   Managerial incentives.

D. Asset Sales

   Votes on asset sales are normally voted in accordance with ISS analysis and recommendation on each individual proposal, considering

      .   The impact on the balance sheet/working capital
      .   The value received for the asset
      .   The potential elimination of diseconomies.

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

E. Liquidations

   Votes on liquidations normally voted in accordance with ISS analysis and recommendation on each individual proposal, after reviewing

      .   Management's efforts to pursue other alternatives
      .   The appraisal value of the assets
      .   The compensation plan for executives managing the liquidation.

F. Rights of Appraisal

   Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

G. Changing Corporate Name

   Vote for changing the corporate name.

X Social Issues Proposals

A. Social Issues Proposals

   Vote to abstain on social issue proposals, unless the proposal is likely to affect shareholder value. If so, the issue is normally voted in accordance with ISS analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.

   Generally, vote for disclosure reports that seek additional information.

XI Proxies Not Voted

A. Shares Out on Loan

   Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B. Share-Blocking

   Proxies are not voted for countries with "share-blocking," generally, voting would restrict ability to sell shares. A list of countries with "share-blocking" is available upon request.

C. Other

   There may be circumstances, such as costs or other factors, where Nicholas-Applegate would in its reasonable discretion refrain from voting proxy shares.

                                     II-10